                       AMENDMENT OF REAL ESTATE MANAGEMENT
                              AND LEASING AGREEMENT


                  THIS AMENDMENT OF REAL ESTATE MANAGEMENT AND LEASING AGREEMENT (this "AGREEMENT") is made as of the 1st day of January, 2005 between PREIT-RUBIN, INC., successor-in-interest to THE RUBIN ORGANIZATION, INC. ("AGENT") and BELLEVUE ASSOCIATES ("OWNER").

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, by a Real Estate Management and Leasing Agreement dated as of August 1, 1996 (the "MANAGEMENT AGREEMENT"), Owner employed Agent exclusively to rent, lease, operate, and manage the Premises, as defined in the Management Agreement, for a term of years (the "Term") as more fully set forth in the Management Agreement and Agent is entitled to certain management fees (the "MANAGEMENT FEE") thereunder; and

                  WHEREAS, Landlord and Tenant desire to modify the provisions of the Management Agreement upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:


                  1. EXPIRATION DATE. The Expiration Date of the Term, as set forth in Paragraph 1 of Exhibit B, is hereby extended from "July 31, 2001" to "December 31, 2016."

                  2. MANAGEMENT FEE. The Management Fee, as set forth in Paragraph 6 of Exhibit B, is hereby increased from "two percent (2%)" to "three percent (3%) of gross cash income and receipts during the applicable period received by Owner from the ownership and operation of the Premises including, without limitation, all payments of rent of any kind including minimum rent, percentage rent, utility income, expense reimbursement, license or concession payments, miscellaneous income and any payments under any other revenue contracts for the use, occupation or other utilization of space in the Premises and insurance proceeds received by Owner in lieu of any or all of the foregoing, excluding security deposits, unless and until applied as rent."

                  3. LEASING COMMISSION. The following is hereby added to the end of Paragraph 7 (A) of Exhibit B: "Notwithstanding the foregoing, for lease renewals, Owner shall pay to Agent a leasing commission for each lease renewal in the amount of two percent (2%) of the total rent payable over the renewal term, payable within twenty (20) days after the date of execution of such lease renewal.

                  4. BUDGET. The second sentence of Section 2.4 is hereby deleted and replaced with the following: "Such budget will be due fifteen (15) days prior to the end of each calendar year."

                  5. Except as herein provided to the contrary, all of the terms, covenants, conditions and stipulations contained in the Management Agreement shall be continued with like effect except as herein modified, until the time of expiration of the Term, and the same is hereby ratified and confirmed.

                  6. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, administrators, successors and assigns.

                  IN WITNESS WHEREOF, the parties hereto, each intending to be legally bound by this writing, have caused this Agreement to be executed the day and year first above written.



                                      AGENT:

                                      PREIT-RUBIN, INC.



                                      BY: /s/ Joseph F. Coradino
                                         --------------------------------------
                                               JOSEPH F. CORADINO,
                                               PRESIDENT




                                      OWNER:

                                      BELLEVUE ASSOCIATES

                                      BY: BELLEVUE, INC., ITS GENERAL PARTNER



                                          BY: /s/ George Rubin
                                              --------------------------------
                                                  GEORGE RUBIN,
                                                  TREASURER AND SECRETARY


                                       2